UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – February 18, 2026
(Date of earliest event reported)
SOLSTICE ADVANCED MATERIALS INC.
(Exact name of Registrant as specified in its Charter)

Delaware	001-42812	33-2919563
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

115 Tabor Road
Morris Plains, New Jersey	07950
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 370-8188
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SOLS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08     Shareholder Director Nominations
To the extent applicable, the information contained in Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.08.
Item 8.01     Other Events
On February 18, 2026, the Board of Directors (the “Board”) of Solstice Advanced Materials Inc. (the “Company”) determined that the date of its 2026 Annual Meeting of Shareowners (the “2026 Annual Meeting”) will be Friday, May 22, 2026. The record date for the determination of shareowners entitled to receive notice of and to vote at the 2026 Annual Meeting will be the close of business on Monday, March 23, 2026.
Shareowner proposals intended to be considered for inclusion in the Company’s proxy statement and form of proxy for presentation at the 2026 Annual Meeting must comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (“Rule 14a-8”). Any shareowner proposal to be considered for inclusion in the Company’s proxy materials for the 2026 Annual Meeting must be received at the Company’s principal executive offices, attention: Corporate Secretary, by Thursday, March 5, 2026, which the Company has determined is a reasonable time before it begins to print and send the proxy materials. Such shareowner proposals must also comply with the other requirements of Rule 14a-8. The submission of a shareowner proposal does not guarantee that it will be included in the Company’s proxy materials.
Shareowners wishing to submit proposals for the 2026 Annual Meeting outside the process of Rule 14a-8 or nominate individuals to the Board are required to comply with the advance notice and other provisions of the Company’s Amended and Restated By-Laws (the “By-Laws”). As previously disclosed in the final Information Statement, dated as of October 17, 2025, the anniversary date of the Company’s 2025 annual meeting of shareowners was deemed to be May 20, 2026 and notice of director nominations (other than “proxy access” director nominations) or other shareowner business, other than Rule 14a-8 proposals described above, was required to be submitted not later than the close of business on February 19, 2026, nor earlier than the close of business on January 20, 2026. Any such notice was required to be delivered in writing to the Company’s Secretary at the Company’s principal executive offices and must have also complied with the requirements of the By-Laws and other applicable law. Further, in accordance with the By-Laws, to be considered timely, shareowner requests to include shareowner-nominated directors in the Company’s proxy materials for the 2026 Annual Meeting pursuant to the “proxy access” provision in the By-Laws must be received by the Company no later than the close of business on March 2, 2026. Any such notice must be received by the Company’s Corporate Secretary at the Company’s principal executive offices and must also comply with the requirements of the By-Laws and other applicable law. In addition to satisfying the requirements under the By-Laws, shareowners who intend to solicit proxies for the 2026 Annual Meeting in support of director nominees other than the Company’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, to comply with the universal proxy rules, which notice must be postmarked or transmitted electronically to the Company’s Secretary at the Company’s principal executive offices no later than March 23, 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 20, 2026	SOLSTICE ADVANCED MATERIALS INC.

		By:	/s/ Brian Rudick
Brian Rudick
Senior Vice President, General Counsel & Corporate Secretary